Grubb & Ellis AGA Realty Income Fund
Grubb & Ellis AGA U.S. Realty Fund
Grubb & Ellis AGA International Realty Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated September 1, 2010 to the
Prospectus and Statement of Additional Information (“SAI”)
dated September 28, 2009

Effective August 27, 2010, Mr. Brett Johnson no longer serves as a portfolio manager of the Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund, and Grubb & Ellis AGA International Realty Fund (the “Funds”).  The Funds’ Prospectus and SAI dated September 28, 2009 are hereby revised to remove all references to Mr. Johnson.

Please retain this Supplement with your Prospectus and SAI for future reference.